Exhibit 99.h(6)

MEMORANDUM OF AGREEMENT

(Affiliated Money Market Fund Waiver)

This Memorandum of Agreement is entered into as of the dates indicated on Exhibit “A” between AIM Counselor Series Trust, AIM Equity Funds, AIM Funds Group, AIM Growth Series, AIM International Mutual Funds, AIM Investment Funds, AIM Investment Securities Funds, AIM Sector Funds, AIM Stock Funds, AIM Summit Fund, AIM Tax-Exempt Funds, AIM Variable Insurance Fundsand Short-Term Investments Trust (each a “Fund” and collectively, the “Funds”), on behalf of the portfolios listed on Exhibit “A” to this Memorandum of Agreement (the “Portfolios”), and A I M Advisors, Inc. (“AIM”).

For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Funds and AIM agree as follows:

1.                                       Each Fund, for itself and its Portfolios, and AIM agree that until the expiration date, if any, of the commitment set forth on the attached Exhibit “A” occurs, as such Exhibit “A” is amended from time to time, AIM will waive advisory fees payable by an Investing Fund in an amount equal to 100% of the net advisory fee AIM receives on the Uninvested Cash (defined below) from the Affiliated Money Market Fund (defined below) in which the Investing Fund invests (the “Waiver”).

i.              AIM’s Fund Accounting Group will calculate, and apply, the Waiver monthly, based upon the average investment of Uninvested Cash made by the Investing Fund during the previous month in an Affiliated Money Market Fund.

ii.             The Waiver will not apply to those investing Funds that do not charge an advisory fee, either due to the terms of their advisory agreement, or as a result of contractual or voluntary fee waivers.

iii.            The Waiver will not apply to cash collateral for securities lending.

For purposes of the paragraph above, the following terms shall have the following meanings:

(a)           “Affiliated Money Market Fund” - any existing or future Fund that holds itself out as a money market fund and complies with Rule 2a-7 under the Investment Company Act of 1940, as amended; and

(b)           “Uninvested Cash” - cash available and uninvested by a Fund that may result from a variety of sources, including dividends or interest received on portfolio securities, unsettled securities transactions, strategic reserves, matured investments, proceeds from liquidation of investment securities, dividend payments, or new investor capital.

2.                                       Neither a Fund nor AIM may remove or amend the Waiver to a Fund’s detriment prior to requesting and receiving the approval of the Portfolio’s Board of Trustee to remove or amend such Waiver.  AIM will not have any right to reimbursement of any amount so waived.

Subject to the foregoing paragraphs, each of the Funds and AIM agree to review the then-current waivers for each class of the Funds listed on the Exhibit on a date prior to the Expiration Date to determine whether such waivers should be amended, continued or terminated.  The waivers will expire upon the Expiration Date unless the Funds and AIM have agreed to continue them.  The Exhibit will be amended to reflect any such agreement.

Nothing in this Memorandum of Agreement is intended to affect any other memorandum of agreement executed by any Fund or AIM with respect to any other fee waivers, expense reimbursements and/or expense limitations.

IN WITNESS WHEREOF, each Fund, on behalf of itself and its Portfolios listed in Exhibit “A” to this Memorandum of Agreement, and AIM have entered into this Memorandum of Agreement as of the dates indicated on Exhibit “A”.

AIM COUNSELOR SERIES TRUST
AIM EQUITY FUNDS
AIM FUNDS GROUP
AIM GROWTH SERIES
AIM INTERNATIONAL MUTUAL FUNDS
AIM INVESTMENT FUNDS
AIM INVESTMENT SECURITIES FUNDS
AIM SECTOR FUNDS
AIM STOCK FUNDS
AIM SUMMIT FUND
AIM TAX-EXEMPT FUNDS
AIM VARIABLE INSURANCE FUNDS

By:	/s/ John M. Zerr

Title:	Senior Vice President

SHORT-TERM INVESTMENTS TRUST

By:	/s/ Karen Dunn Kelley

Title:	President

A I M ADVISORS, INC.

By:	/s/ John M. Zerr

Title:	Senior Vice President

2

EXHIBIT “A”

AIM COUNSELOR SERIES TRUST

PORTFOLIO	EFFECTIVE DATE	COMMITTED UNTIL

AIM Floating Rate Fund	July 1, 2007	June 30, 2008
AIM Multi-Sector Fund	July 1, 2007	June 30, 2008
AIM Select Real Estate Income Fund	July 1, 2007	June 30, 2008
AIM Structured Core Fund	July 1, 2007	June 30, 2008
AIM Structured Growth Fund	July 1, 2007	June 30, 2008
AIM Structured Value Fund	July 1, 2007	June 30, 2008

AIM EQUITY FUNDS

PORTFOLIO	EFFECTIVE DATE	COMMITTED UNTIL

AIM Capital Development Fund	July 1, 2007	June 30, 2008
AIM Charter Fund	July 1, 2007	June 30, 2008
AIM Constellation Fund	July 1, 2007	June 30, 2008
AIM Diversified Dividend Fund	July 1, 2007	June 30, 2008
AIM Large Cap Basic Value Fund	July 1, 2007	June 30, 2008
AIM Large Cap Growth Fund	July 1, 2007	June 30, 2008

AIM FUNDS GROUP

FUND	EFFECTIVE DATE	COMMITTED UNTIL

AIM Basic Balanced Fund	July 1, 2007	June 30, 2008
AIM European Small Company Fund	July 1, 2007	June 30, 2008
AIM Global Value Fund	July 1, 2007	June 30, 2008
AIM International Small Company Fund	July 1, 2007	June 30, 2008
AIM Mid Cap Basic Value Fund	July 1, 2007	June 30, 2008
AIM Select Equity Fund	July 1, 2007	June 30, 2008
AIM Small Cap Equity Fund	July 1, 2007	June 30, 2008

AIM GROWTH SERIES

FUND	EFFECTIVE DATE	COMMITTED UNTIL

AIM Basic Value Fund	July 1, 2007	June 30, 2008
AIM Global Equity Fund	July 1, 2007	June 30, 2008
AIM Mid Cap Core Equity Fund	July 1, 2007	June 30, 2008
AIM Small Cap Growth Fund	July 1, 2007	June 30, 2008

AIM INTERNATIONAL MUTUAL FUNDS

FUND	EFFECTIVE DATE	COMMITTED UNTIL

AIM Asia Pacific Growth Fund	July 1, 2007	June 30, 2008
AIM European Growth Fund	July 1, 2007	June 30, 2008
AIM Global Aggressive Growth Fund	July 1, 2007	June 30, 2008
AIM Global Growth Fund	July 1, 2007	June 30, 2008
AIM International Core Equity Fund	July 1, 2007	June 30, 2008
AIM International Growth Fund	July 1, 2007	June 30, 2008

AIM INVESTMENT FUNDS

FUND	EFFECTIVE DATE	COMMITTED UNTIL

AIM China Fund	July 1, 2007	June 30, 2008
AIM Developing Markets Fund	July 1, 2007	June 30, 2008
AIM Global Health Care Fund	July 1, 2007	June 30, 2008
AIM International Total Return Fund	July 1, 2007	June 30, 2008
AIM LIBOR Alpha Fund	July 1, 2007	June 30, 2008
AIM Japan Fund	July 1, 2007	June 30, 2008
AIM Trimark Endeavor Fund	July 1, 2007	June 30, 2008
AIM Trimark Fund	July 1, 2007	June 30, 2008
AIM Trimark Small Companies Fund	July 1, 2007	June 30, 2008

AIM INVESTMENT SECURITIES FUNDS

FUND	EFFECTIVE DATE	COMMITTED UNTIL

AIM Global Real Estate Fund	July 1, 2007	June 30, 2008
AIM High Yield Fund	July 1, 2007	June 30, 2008
AIM Income Fund	July 1, 2007	June 30, 2008
AIM Intermediate Government Fund	July 1, 2007	June 30, 2008
AIM Limited Maturity Treasury Fund	July 1, 2007	June 30, 2008
AIM Money Market Fund	July 1, 2007	June 30, 2008
AIM Municipal Bond Fund	July 1, 2007	June 30, 2008
AIM Real Estate Fund	July 1, 2007	June 30, 2008
AIM Short Term Bond Fund	July 1, 2007	June 30, 2008
AIM Total Return Bond Fund	July 1, 2007	June 30, 2008

AIM SECTOR FUNDS

FUND	EFFECTIVE DATE	COMMITTED UNTIL

AIM Energy Fund	July 1, 2007	June 30, 2008
AIM Financial Services Fund	July 1, 2007	June 30, 2008
AIM Gold & Precious Metals Fund	July 1, 2007	June 30, 2008
AIM Leisure Fund	July 1, 2007	June 30, 2008
AIM Technology Fund	July 1, 2007	June 30, 2008
AIM Utilities Fund	July 1, 2007	June 30, 2008

AIM STOCK FUNDS

FUND	EFFECTIVE DATE	COMMITTED UNTIL

AIM Dynamics Fund	July 1, 2007	June 30, 2008
AIM S&P 500 Index Fund	July 1, 2007	June 30, 2008

AIM SUMMIT FUND

FUND	EFFECTIVE DATE	COMMITTED UNTIL

AIM Summit Fund	July 1, 2007	June 30, 2008

AIM TAX-EXEMPT FUNDS

FUND	EFFECTIVE DATE	COMMITTED UNTIL

AIM High Income Municipal Fund	July 1, 2007	June 30, 2008
AIM Tax-Exempt Cash Fund	July 1, 2007	June 30, 2008
AIM Tax-Free Intermediate Fund	July 1, 2007	June 30, 2008

AIM VARIABLE INSURANCE FUNDS

FUND	EFFECTIVE DATE	COMMITTED UNTIL

AIM V.I. Basic Balanced Fund	July 1, 2007	April 30, 2009
AIM V.I. Basic Value Fund	July 1, 2007	April 30, 2009
AIM V.I. Capital Appreciation Fund	July 1, 2007	April 30, 2009
AIM V.I. Capital Development Fund	July 1, 2007	April 30, 2009
AIM V.I. Core Equity Fund	July 1, 2007	April 30, 2009
AIM V.I. Diversified Income Fund	July 1, 2007	April 30, 2009
AIM V.I. Dynamics Fund	July 1, 2007	April 30, 2009
AIM V.I. Financial Services Fund	July 1, 2007	April 30, 2009
AIM V.I. Global Health Care Fund	July 1, 2007	April 30, 2009
AIM V.I. Global Real Estate Fund	July 1, 2007	April 30, 2009
AIM V.I. Government Securities Fund	July 1, 2007	April 30, 2009
AIM V.I. High Yield Fund	July 1, 2007	April 30, 2009
AIM V.I. International Growth Fund	July 1, 2007	April 30, 2009
AIM V.I. Large Cap Growth Fund	July 1, 2007	April 30, 2009
AIM V.I. Leisure Fund	July 1, 2007	April 30, 2009
AIM V.I. Mid Cap Core Equity Fund	July 1, 2007	April 30, 2009
AIM V.I. Money Market Fund	July 1, 2007	April 30, 2009
AIM V.I. Small Cap Equity Fund	July 1, 2007	April 30, 2009
AIM V.I. Technology Fund	July 1, 2007	April 30, 2009
AIM V.I. Utilities Fund	July 1, 2007	April 30, 2009

SHORT-TERM INVESTMENTS TRUST

FUND	EFFECTIVE DATE	COMMITTED UNTIL

Government TaxAdvantage Portfolio	July 1, 2007	June 30, 2008
STIC Prime Portfolio	July 1, 2007	June 30, 2008
Treasury Portfolio	July 1, 2007	June 30, 2008